BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Mar. 31, 2014	Mar. 31, 2013
Stockholders' Deficit
Common stock par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock shares authorized	10,000,000	10,000,000	5,000,000
Common stock issued	6,554,784	4,499,480	3,473,484
Common stock outstanding	6,554,784	4,499,480	3,473,484